Significant Accounting Policies: Stock Options and Other Share-Based Compensation, Policy (Policies)	12 Months Ended
Jan. 31, 2020
Policies
Stock Options and Other Share-Based Compensation, Policy

Stock Options and Other Share-Based Compensation

For equity awards, such as stock options, total compensation cost is based on the grant date fair value and for liability awards, such as stock appreciation rights, total compensation cost is based on the settlement value. The Company recognizes stock-based compensation expense for all awards over the service period required to earn the award, which is the shorter of the vesting period or the time period an employee becomes eligible to retain the award at retirement, adjusted for the expected rate of forfeiture of the equity awards granted.